UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2007, Young Broadcasting Inc. (the “Company”) entered into employment agreements with Vincent J. Young, the Company’s Chairman and Chief Executive Officer, Deborah A. McDermott, the Company’s President, and James A. Morgan, the Company’s Executive Vice President and Chief Financial Officer.  Capitalized terms used but not defined herein have the meanings given to such terms in the employment agreements.

Vincent J. Young’s Employment Agreement.  On August 8, 2007, the Company entered into an employment agreement with Vincent J. Young, the Chairman of the Company’s Board of Directors and its Chief Executive Officer, to replace his prior employment agreement dated August 1, 1998.

The term of Mr. Young’s employment agreement is three years, provided that after the first anniversary of the execution of the agreement, the agreement will be continuously extended by one day each day so that the term will remain two years until either party provides written notice of intent not to extend the term of the agreement.

Pursuant to his agreement, Mr. Young will receive an annual base salary of $1,401,808 and will earn an annual cash bonus of no less than 100% of his annual base salary upon attainment of target performance goals, or 200% of annual base salary upon attainment of maximum performance goals, established by the Compensation Committee of the Company’s Board of Directors.  In addition to base salary and annual cash bonuses, Mr. Young will be entitled to receive annual grants of stock options or other equity incentive compensation as determined by the Compensation Committee. Mr. Young is also entitled to participate in and receive benefits under all other fringe, welfare, retirement, savings and incentive benefit plans or programs that are applicable to other senior officers by the Company.  During the term of the agreement Mr. Young is entitled to the use of a Company-provided leased automobile.

The agreement provides that Mr. Young will be entitled to the following severance benefits in the event that, other than during the two year period following a Change of Control of the Company, the Company terminates Mr. Young’s employment without Cause or Mr. Young resigns for Good Reason: (i) immediate payment of any earned but unpaid salary and earned but unpaid annual cash bonus for the preceding year, (ii) immediate payment of the target annual bonus for the year of termination prorated to reflect the partial year of service, (iii) a lump sum payment equal to the remaining term of Mr. Young’s agreement (which, pursuant to the terms of the agreement, is a minimum of two years) multiplied by the sum of his annual base salary and target annual bonus at the time of his termination of employment, (iv) a lump sum payment in an amount equal to the amount of unvested benefits (if any) under any Company sponsored benefit plan or program that is forfeited on account of Mr. Young’s termination of employment, (v) a lump sum payment in an amount equal to the after-tax economic equivalent of the retirement, savings and incentive benefits that Mr. Young would have been entitled to receive if he had continued working through the remaining term of the agreement, and (vi) continuation of fringe and welfare benefits under any plan or program in which Mr. Young participated at the time of his termination of employment for the remaining term of the agreement.

If at any time during the two year period following a Change of Control the Company terminates Mr. Young’s employment without Cause or Mr. Young resigns for Good Reason, he will be entitled to the following Change of Control severance benefits: (i) immediate payment of any earned but unpaid salary and earned but unpaid annual cash bonus for the preceding year, (ii) the maximum annual bonus for the year of termination prorated to reflect the partial year of service, (iii) a lump sum payment equal to three times the sum of his annual base salary and maximum annual bonus at the time of his termination of employment, (iv) a lump sum payment in an amount equal to the amount of unvested benefits (if any)

under any Company sponsored benefit plan or program that is forfeited on account of Mr. Young’s termination of employment, (v) a lump sum payment in an amount equal to the after-tax economic equivalent of the retirement, savings and incentive benefits that Mr. Young would have been entitled to receive if he had continued working through the remaining term of the agreement, and (vi) continuation of fringe and welfare benefits under any plan or program in which Mr. Young participated at the time of his termination of employment for three years following his termination of employment.  The agreement also provides that Mr. Young may terminate his employment for any or no reason during the sixty day period commencing six months after the Change of Control and receive the Change of Control severance benefits described in this paragraph.  Notwithstanding the foregoing, the agreement provides that if the Net Aggregate Change of Control Payments payable to Mr. Young and all other officers whose employment agreement contains a similar provision, exceeds 10% of the Company’s market capitalization, the amount of the Change of Control Payments payable to Mr. Young and each other officer of the Company whose employment agreement contains a similar provision will be proportionately reduced until the Net Aggregate Change of Control Payments no longer exceed 10% of the Company’s market capitalization.

The foregoing description is subject to, and qualified in its entirety by, Mr. Young’s employment agreement which is attached hereto as Exhibit 99.1.

Deborah A. McDermott’s Employment Agreement.  On August 8, 2007, the Company entered into an employment agreement with Deborah A. McDermott, the Company’s President, to replace her prior employment agreement dated October 29, 1998.

The term of Ms. McDermott’s employment agreement is three years, provided that after the first anniversary of the execution of the agreement, the agreement will be continuously extended by one day each day so that the term will remain two years until either party provides written notice of intent not to extend the term of the agreement.

Pursuant to her agreement, Ms. McDermott will receive an annual base salary of $737,053 and will earn an annual cash bonus of no less than 70% of her annual base salary upon attainment of target performance goals, or 150% of annual base salary upon attainment of maximum performance goals, established by the Compensation Committee of the Company’s Board of Directors. In addition to base salary and annual cash bonuses, Ms. McDermott will be entitled to receive annual grants of stock options or other equity incentive compensation as determined by the Compensation Committee. Ms. McDermott is also entitled to participate in and receive benefits under all other fringe, welfare, retirement, savings and incentive benefit plans or programs that are applicable to other senior officers by the Company.  During the term of the agreement Ms. McDermott is entitled to the use of a Company-provided leased automobile.

The agreement provides that Ms. McDermott will be entitled to the following severance benefits in the event that, other than during the two year period following a Change of Control of the Company, the Company terminates Ms. McDermott’s employment without Cause or Ms. McDermott resigns for Good Reason: (i) immediate payment of any earned but unpaid salary and  earned but unpaid annual cash bonus for the preceding year, (ii) immediate payment of the target annual bonus for the year of termination prorated to reflect the partial year of service, (iii) a lump sum payment equal to the remaining term of Ms. McDermott’s agreement (which, pursuant to the terms of agreement, is a minimum of two years) multiplied by the sum of her annual base salary and target annual bonus at the time of her termination of employment, (iv) a lump sum payment in an amount equal to the amount of unvested benefits (if any) under any Company sponsored benefit plan or program that is forfeited on account of Ms. McDermott’s termination of employment, (v) a lump sum payment in an amount equal to the after-tax economic equivalent of the retirement, savings and incentive benefits that Ms. McDermott would have been entitled to receive if she had continued working through the remaining term of the agreement, and (vi) continuation of fringe and welfare benefits under any plan or program in which Ms. McDermott participated at the time of her termination of employment for the remaining term of the agreement.

If at any time during the two year period following a Change of Control the Company terminates Ms. McDermott’s employment without Cause or Ms. McDermott resigns for Good Reason, she will be entitled to the following Change of Control severance benefits: (i) immediate payment of any earned but unpaid salary and earned but unpaid annual cash bonus for the preceding year, (ii) the maximum annual bonus for the year of termination prorated to reflect the partial year of service, (iii) a lump sum payment equal to three times the sum of her annual base salary and maximum annual bonus at the time of her termination of employment, (iv) a lump sum payment in an amount equal to the amount of unvested benefits (if any) under any Company sponsored benefit plan or program that is forfeited on account of Ms. McDermott’s termination of employment, (v) a lump sum payment in an amount equal to the after-tax economic equivalent of the retirement, savings and incentive benefits that Ms. McDermott would have been entitled to receive if she had continued working through the remaining term of the agreement, and (vi) continuation of fringe and welfare benefits under any plan or program in which Ms. McDermott participated at the time of her termination of employment for three years following her termination of employment.  Notwithstanding the foregoing, the agreement provides that if the Net Aggregate Change of Control Payments payable to Ms. McDermott and all other officers whose employment agreement contains a similar provision, exceeds 10% of the Company’s market capitalization, the amount of the Change of Control Payments payable to Ms. McDermott and each other officer of the Company whose employment agreement contains a similar provision will be proportionately reduced until the Net Aggregate Change of Control Payments no longer exceed 10% of the Company’s market capitalization.

The foregoing description is subject to, and qualified in its entirety by, Ms. McDermott’s employment agreement which is attached hereto as Exhibit 99.2.

James A. Morgan’s Employment Agreement.  On August 8, 2007, the Company entered into an employment agreement with James A. Morgan, the Company’s Executive Vice President and Chief Financial Officer, to replace his prior employment agreement dated August 1, 1998.

The term of Mr. Morgan’s employment agreement is three years, provided that after the first anniversary of the execution of the agreement, the agreement will be continuously extended by one day each day so that the term will remain two years until either party provides written notice of intent not to extend the term of the agreement.

Pursuant to his agreement, Mr. Morgan will receive an annual base salary of $670,049 and will earn an annual cash bonus of no less than 70% of his annual base salary upon attainment of target performance goals, or 150% of annual base salary upon attainment of maximum performance goals, established by the Compensation Committee of the Company’s Board of Directors.  In addition to base salary and annual cash bonuses, Mr. Morgan will be entitled to receive annual grants of stock options or other equity incentive compensation as determined by the Compensation Committee. Mr. Morgan is also entitled to participate in and receive benefits under all other fringe, welfare, retirement, savings and incentive benefit plans or programs that are applicable to other senior officers by the Company.  During the term of the agreement Mr. Morgan is entitled to the use of a Company-provided leased automobile.

The agreement provides that Mr. Morgan will be entitled to the following severance benefits in the event that, other than during the two year period following a Change of Control of the Company, the Company terminates Mr. Morgan’s employment without Cause or Mr. Morgan resigns for Good Reason: (i) immediate payment of any earned but unpaid salary and earned but unpaid annual cash bonus for the preceding year, (ii) immediate payment of the target annual bonus for the year of termination prorated to reflect the partial year of service, (iii) a lump sum payment equal to the remaining term of Mr. Morgan’s agreement (which, pursuant to the terms of agreement, is a minimum of two years) multiplied by the sum of his annual base salary and target annual bonus at the time of his termination of employment, (iv) a lump sum payment in an amount equal to the amount of unvested benefits (if any) under any Company sponsored benefit plan or program that is forfeited on account of Mr. Morgan’s termination of employment, (v) a lump sum payment in an amount equal to the after-tax economic equivalent of the retirement, savings and incentive benefits that Mr. Morgan would have been entitled to receive if he had continued working through the remaining term of the agreement, and (vi) continuation of fringe and welfare benefits under any plan or program in which Mr. Morgan participated at the time of his termination of employment for the remaining term of the agreement.

If at any time during the two year period following a Change of Control the Company terminates Mr. Morgan’s employment without Cause or Mr. Morgan resigns for Good Reason, he will be entitled to the following Change of Control severance benefits: (i) immediate payment of any earned but unpaid salary and earned but unpaid annual cash bonus for the preceding year, (ii) the maximum annual bonus for the year of termination prorated to reflect the partial year of service, (iii) a lump sum payment equal to three times the sum of his annual base salary and maximum annual bonus at the time of his termination of employment, (iv) a lump sum payment in an amount equal to the amount of unvested benefits (if any) under any Company sponsored benefit plan or program that is forfeited on account of Mr. Morgan’s termination of employment, (v) a lump sum payment in an amount equal to the after-tax economic equivalent of the retirement, savings and incentive benefits that Mr. Morgan would have been entitled to receive if he had continued working through the remaining term of the agreement, and (vi) continuation of fringe and welfare benefits under any plan or program in which Mr. Morgan participated at the time of his termination of employment for three years following his termination of employment.  Notwithstanding the foregoing, the agreement provides that if the Net Aggregate Change of Control Payments payable to Mr. Morgan and all other officers whose employment agreement contains a similar provision, exceeds 10% of the Company’s market capitalization, the amount of the Change of Control Payments payable to Mr. Morgan and each other officer of the Company whose employment agreement contains a similar provision will be proportionately reduced until the Net Aggregate Change of Control Payments no longer exceed 10% of the Company’s market capitalization.

The foregoing description is subject to, and qualified in its entirety by, Mr. Morgan’s employment agreement which is attached hereto as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Description

99.1	Employment Agreement dated August 8, 2007 between the Company and Vincent A. Young
99.2	Employment Agreement dated August 8, 2007 between the Company and Deborah A. McDermott
99.3	Employment Agreement dated August 8, 2007 between the Company and James A. Morgan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2007

YOUNG BROADCASTING INC.

By:	/s/ James A. Morgan
James A. Morgan
Executive Vice President